Exhibit 99.2

May 8, 2025 Natera, Inc. Q1’2025 Earnings Presentation

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, our strategies, our goals and general business and market conditions, are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners; we have incurred net losses since our inception and we anticipate that we will continue to incur net losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; our products may not perform as expected; the results of our clinical studies may not support the use and reimbursement of our tests, particularly for microdeletions screening, and may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors; we could incur substantial costs and delays complying with governmental regulations, including recently enacted FDA regulations regarding LDTs; litigation and other regulatory or governmental proceedings, related to our intellectual property or the commercialization of our tests, are costly, time- consuming, could result in our obligation to pay material judgments or incur material settlement costs, and could limit our ability to commercialize our tests; and any inability to effectively protect our proprietary technology could harm our competitive position or our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 980-9190. 2 Safe harbor statement Not for reproduction or further distribution.

Revenue of $502M in Q1 2025 vs $368M in Q1 2024; year-over-year growth of 37%. 855K total tests processed in Q1 2025 vs 736K in Q1 2024; year-over-year growth of 16%. 161K clinical oncology tests in Q1 2025 vs 106K in Q1 2024; year-over-year growth of 52%. Clinical oncology units grew 16.5K units over Q4 2024, a new record for sequential quarter growth. Gross margin1 of 63% in Q1 2025 vs 57% in Q1 2024; generated ~$23M in cash inflow2 in Q1 2025. Increasing 2025 financial outlook: revenue of $1.94B – $2.02B (pro-forma revenue growth of ~26%); gross margin of 60% – 64%; and positive cash flow generation2 .. Compelling Prospera Heart datasets, with readout of DEFINE-HT and DQS publication in American Journal of Transplantation. Proliferation of Signatera readouts across indications such as sarcoma and breast cancer underscores MRD leadership. 3 Q1 2025 highlights and recent business updates Not for reproduction or further distribution. 1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. 2. Non-GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating activities, net cash from investing activities excluding amounts related to short-term investments, and net cash from financing activities excluding proceeds from public offerings. Please refer to our website at www.investor.natera.com/financials for a reconciliation of non-GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non-GAAP cash flow as an indicator of the Company’s operational cash generating capabilities.

736K 760K 776K 793K 855K 660K 680K 700K 720K 740K 760K 780K 800K 820K 840K 860K 880K 1Q24 2Q24 3Q24 4Q24 1Q24 Volumes continue to ramp: sharp step up in Q1 vs. Q4 Core Volume Drivers 8% Not for reproduction or further distribution. 1Q25 4 • Strong performance across all product areas • New data and features in women’s health • Guidelines/publications driving organ health • Signatera continues to ramp

Signatera clinical units jump again in Q1: up ~16.5K units vs. Q4



Signatera clinical tests processed
61K
72K
81K
91K
106K
118K
130K
145K
~16.5K
161K
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

natera

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Not for reproduction or further distribution.

Total revenues jump 37% from Q1'24


Total revenues:
last 6 quarters
$311M
$368M
$413M
$440M
$476M
$502M
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25


Total revenues:
YoY Q1 trend
37%
$94M
$152M
$194M
$242M
$368M
$502M
Q1'20
Q1'21
Q1'22
Q1'23
Q1'24
Q1'25

Not for reproduction or further distribution.

natera 6

39% 45% 45% 51% 57% 59% 62% 63% 63% 35% 40% 45% 50% 55% 60% 65% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 7 ASPs and COGS execution ahead of plan • Underlying gross margins (excluding true ups) increased ~110 bps in Q1 2025 over Q4 2024 • Generated $23M in cash flow in Q1 • Continued sequential step up in ASPs • Cash collection exceeding expectations, driving true-ups Gross margins quarterly trend ~2% true up benefit ~4% true up benefit ~4% true up benefit ~3% true up benefit ~3% true up benefit Not for reproduction or further distribution. ~3% true up benefit

New data in top-tier journal supports Prospera Heart with DQS Data published in American Journal of Transplantation shows strong performance of Prospera Heart with donor quantity score (DQS) in detection of allograft rejection compared to donor fraction (dd-cfDNA %)-alone Technology dd-cfDNA % dd-cfDNA % + DQS Sensitivity 78.20% 86.48% Specificity 76.92% 83.57% AUC (Area Under the Curve) 0.865 0.881 37.3% reduction in the number of false-positive cases Prior Method Prospera Heart with DQS 8 Not for reproduction or further distribution.

Positive readout of prospective DEFINE-HT clinical trial Key details Patients with elevated Prospera significantly more at risk for adverse events (HR: 2.56, p=0.0299) Biopsy-Positive 22% Prospera-Positive 67% Biopsy-Negative 78% Prospera-Negative 33% 0% 20% 40% 60% 80% 100% Prospera with DQS Patients w/ Graft Dysfunction (%) significantly outperformed donor fraction alone in predicting adverse outcomes 9 >1,100 samples included in the analysis Prospera predicted graft dysfunction 3X more than biopsy Not for reproduction or further distribution.

Signatera >150 MTM Signatera 1-5 MTM Signatera (+) Signatera (-) I-SPY 2 breast cancer trial shows Signatera can predict recurrence at diagnosis and prior to treatment Marla Lipsyc-Sharf et al. Impact of circulating tumor DNA (ctDNA) surveillance on clinical care for patients with stage I-III breast cancer: Findings from a multi-institutional study. ASCO Annual Meeting 2024. *For representative purposes only, HR/ OR for high grade clinicopathological features have varied in significance in previous publications https://www.mdpi.com/2077-0383/11/9/2332#:~:text=In%20multivariate%20analyses%2C%20the%20presence,after%20adjusting%20for%20confounding%20variables. Signatera quantification was a significant risk factor for recurrence Relative Risk of Recurrence Compare ctDNA status at diagnosis with long-term outcomes and clinical pathological risk factors (subtype, age, etc.) ctDNA quantification was most significant in a multivariate analysis 712 early-stage, high-risk breast cancer patients 14.0 10 Study Details Objective Key Result 5.2 3.1 1.0

Most comprehensive Signatera dataset in Sarcoma to date, presented at SSO Conference (>200 patients; >2,100 samples) Sarcoma is an aggressive cancer that is a collection of rare tumors impacting bone and soft-tissue (muscle, tendons, etc.) 17,000 diagnosed annually in the U.S. (comparable to esophageal, MIBC, cervical) 89% sensitivity and 100% specificity (observed overall in the study) 93% sensitivity and 100% specificity (observed for Leiomyosarcoma, the most common subtype in study cohort) 90% of patients who were treated upon progression had response and saw a corresponding decrease in ctDNA 11 Not for reproduction or further distribution.

Merkel Cell Analysis 25+ presentations (including 6 orals) Key read-outs: Robust body of Signatera data at upcoming ASCO meeting 12 Not for reproduction or further distribution. ISPY-2 (breast) DARE (breast) GENOME (pan cancer) Evaluating Signatera across multiple cancer types Histologies: Gastrointestinal Breast Genitourinary Pan-cancer/other Real-World Evidence 5 posters 1 oral 4 posters 4 orals 3 posters 1 oral 7+ posters 2 posters

Broad clinical launch of Signatera Genome 13 Not for reproduction or further distribution. Broadly available in CLIA, IUO and RUO Benefits from Natera’s proven mPCR-NGS method Uses a targeted and deep sequencing approach ASCO data: pan cancer validation study (>3K samples) shows detection significantly ahead of clinical recurrence Detects tiny traces of tumor DNA at frequencies as low as 1 PPM; RUO version can detect below 1 PPM

14 FY25 Q1 financial overview 1. Cash and investments also include cash equivalents and restricted cash. ($ in millions, except for per share data) Balance sheet Mar 31, 2025 Dec 31, 2024 Change Y/Y Cash & investments1 $991.6 $968.3 $23.3 UBS line of credit $80.3 $80.4 ($0.1) FY25 Q1 FY24 Q1 Change Y/Y Product revenues $500.0 $364.7 $135.3 Licensing and other revenues $1.8 $3.1 ($1.3) Total revenues $501.8 $367.8 $134.0 Gross margin % 63.1% 56.7% 640 bps R&D $129.1 $88.6 $40.5 SG&A $266.9 $194.3 $72.6 Net loss per diluted share ($0.50) ($0.56) $0.06 Not for reproduction or further distribution.

Guide ($ millions) Original Current Key drivers Revenue $1,870 – $1,950 $1,940 – $2,020 Continued volume growth, conservative ASPs, strong oncology contribution Gross margin % 60% – 64% 60% – 64% Building on Q1 progress for the balance of the year SG&A $950 – $975 $975 – $1,050 Commercial investments on track; incremental non-cash / non-recurring charges added to guide R&D $525 – $550 $550 – $590 Accelerating clinical trials, product investments Cash flow Positive Positive Reinvesting cash flows into operations to drive out year growth 15 Raising 2025 annual guidance

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